Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Maguire Properties, Inc., a Maryland corporation (the “Company”), does hereby certify, to such officers’ knowledge, that:

(i)	The Company’s Annual Report on Form 10-K/A for the period ended December 31, 2008 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	Information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: As of April 30, 2009

By:
Nelson C. Rising President and Chief Executive Officer (Principal executive officer)

By:
Shant Koumriqian Executive Vice President, Chief Financial Officer (Principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.